                                    Agreement
                          Joint Filing of Schedule 13D


         The undersigned hereby agree to jointly prepare and file a Schedule 13D and any future amendments thereto reporting each of the undersigned's ownership of securities of Xechem International, Inc. and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned. Each party will only be responsible for the accuracy of the information respecting itself and will be responsible for its own filing fees.

Dated: May 7, 1997




  /s/
-----------------------------------
Michael G. Jesselson


JESSELSON GRANDCHILDREN TRUST



By:   /s/
    -----------------------------------------
         Michael G. Jesselson as attorney
         in fact for Erica Jesselson, Trustee


By:      /s/
    -----------------------------------------
         Lucy Lang,
         Trustee

By:   /s/
    -----------------------------------------
         Claire Strauss,
         Trustee

By:   /s/
    -----------------------------------------
         Michael J. Jesselson,
         Trustee


By:   /s/
    -----------------------------------------
         Benjamin G. Jesselson,
         Trustee

MICHAEL G. JESSELSON TRUST


By:   /s/
    -----------------------------------------
         Michael G. Jesselson as attorney
         in fact for Erica Jesselson, Trustee


By:      /s/
    -----------------------------------------
         Lucy Lang,
         Trustee

By:   /s/
    -----------------------------------------
         Claire Strauss,
         Trustee

By:   /s/
    -----------------------------------------
         Michael J. Jesselson,
         Trustee


By:   /s/

    -----------------------------------------
         Benjamin G. Jesselson,
         Trustee

BENJAMIN J. JESSELSON TRUST



By:   /s/
    ----------------------------------------
         Michael G. Jesselson as attorney
         in fact for Erica Jesselson, Trustee


By:      /s/
    ----------------------------------------
         Lucy Lang,
         Trustee

By:   /s/
    ----------------------------------------
         Claire Strauss,
         Trustee

By:   /s/
    ----------------------------------------
         Michael J. Jesselson,
         Trustee


By:   /s/
    ----------------------------------------
         Benjamin G. Jesselson,
         Trustee